Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated November 10, 2016
to the
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated March 29, 2016
for the Gerstein Fisher Multi-Factor® Growth Equity Fund,
Gerstein Fisher Multi-Factor® International Growth Equity Fund and
Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund (together the “Funds”), each a series of Trust for Professional Managers (the “Trust”)

This supplement makes the following amendments to disclosures in the Funds’ Prospectus, Summary Prospectus and SAI dated March 29, 2016.

Gerstein, Fisher & Associates, Inc. (the “Advisor”) entered into an agreement with People’s Securities, Inc. (“People’s Securities”), under the terms of which People’s Securities acquired substantially all of the assets of the Advisor (the “Transaction”).  The Transaction closed on November 2, 2016.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Advisor’s ownership change resulted in a technical “assignment” of the existing investment advisory agreement between the Advisor and the Trust, on behalf of the Funds, and, consequently, the automatic termination of the existing investment advisory agreement.  In anticipation of the change in control of the Advisor, at an in-person special meeting of the Board of Trustees of the Trust (the “Board”) held on August 16, 2016, the Board approved a new investment advisory agreement between People’s Securities, Inc., doing business as Gerstein Fisher, and the Trust, on behalf of the Funds, on terms substantially identical to the existing investment advisory agreement with the Advisor.  Shareholders of the Funds approved the new investment advisory agreement at a special meeting of shareholders held on October 28, 2016.  Accordingly, effective November 2, 2016, all references to Gerstein, Fisher & Associates, Inc. are hereby replaced with People’s Securities, Inc., doing business as Gerstein Fisher.  The Funds’ portfolio management team continues to manage the Funds through this combined subsidiary of People’s Securities pursuant to the Funds’ existing strategies and guidelines.

Additionally, effective on or about November 2, 2016, the Funds’ distributor became Quasar Distributors, LLC.  All references to GFA Securities, LLC, the Funds’ former distributor, and its location at 565 Fifth Avenue, 27th Floor, New York, New York 10017 are hereby replaced with Quasar Distributors, LLC and 615 East Michigan Street, Milwaukee, Wisconsin 53202, respectively.

Prospectus

The disclosure in the section entitled “Distribution of Fund Shares” on page 37 is amended as set forth below:

The Distributor

Quasar Distributors, LLC (the “Distributor”) is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, and serves as distributor and principal underwriter to the Fund.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Fund are offered on a continuous basis.

SAI

The section entitled “Distribution of Fund Shares” on page 33 is amended as set forth below:

The Trust, on behalf of the Funds, has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Distributor”) pursuant to which the Distributor acts as the Funds’ principal underwriter, provides certain administration services and promotes and arranges for the sale of the Funds’ shares.  The offering of the Funds’ shares is continuous and the Distributor distributes the Funds’ shares on a best efforts basis.  The Distributor and the Advisor are affiliated companies.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distribution Agreement has an initial term of two years and continues in effect only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds’ outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without payment of any penalty by the Trust, on behalf of the Funds, on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Funds or by vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act).  The Distribution Agreement is terminable without penalty by the Distributor upon 60 days’ written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act), or by the Distributor on 60 days’ written notice.

During the last three fiscal years, the Distributor did not receive any net underwriting commissions on the sale of the Funds’ shares.

Please retain this supplement with your Prospectus, Summary Prospectus and SAI.